Investor Presentation Fourth Quarter 2022 Nasdaq: FBIZ

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Adverse changes in the economy or business conditions, either nationally or in our markets, including, without limitation, inflation, supply chain issues, labor shortages, and the adverse effects of the COVID-19 pandemic on the global, national, and local economy, which may affect the Corporation’s credit quality, revenue, and business operations; (ii) Competitive pressures among depository and other financial institutions nationally and in our markets; (iii) Increases in defaults by borrowers and other delinquencies; (iv) Our ability to manage growth effectively, including the successful expansion of our client support, administrative infrastructure, and internal management systems; (v) Fluctuations in interest rates and market prices; (vi) The consequences of continued bank acquisitions and mergers in our markets, resulting in fewer but much larger and financially stronger competitors; (vii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries; (viiii) Changes in tax requirements, including tax rate changes, new tax laws, and revised tax law interpretations; (ix) Fraud, including client and system failure or breaches of our network security, including our internet banking activities; and (x) Failure to comply with the applicable SBA regulations in order to maintain the eligibility of the guaranteed portions of SBA loans. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risks could cause actual results to differ materially from what we have anticipated or projected. These risk factors and uncertainties should be carefully considered by our shareholders and potential investors. For further information about the factors that could affect the Corporation’s future results, please see the Corporation’s annual report on Form 10-K for the year ended December 31, 2021 and other filings with the Securities and Exchange Commission. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements. Forward-Looking Statements

Table of Contents Company Snapshot ........................................................................ 4 Why FBIZ? ...................................................................................... 5 Drivers of Growth & Profitability .................................................. 10 Strategic Plan ................................................................................. 19 Appendix ........................................................................................ 22 Company Overview ..................................................................... 23 Products and Services ................................................................. 27 Non-GAAP Reconciliations .......................................................... 33

• Serving unique needs of business executives, entrepreneurs, and high net worth individuals through Business Banking, Private Wealth, and Bank Consulting • Within Business Banking, our commercial banking offerings are focused on our attractive Midwest markets while Specialty Finance products and services have national reach • Efficient and highly scalable model with limited branch network and exceptional digital capabilities Headquarters: Madison, WI Mission: Build long-term shareholder value as an entrepreneurial banking partner that drives success for businesses, investors, and our communities FBIZ BUSINESS BANKING2 $3.0 Billion3 FBIZ PRIVATE WEALTH $2.7 Billion3 IN ASSETS UNDER MANAGEMENT & ADMINISTRATION 1. Market capitalization as of 1/27/2023. 2. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis. 3. Data as of 12/31/2022. 4 IN TOTAL ASSETS First Business Bank NASDAQ: FBIZ — $291 million Market Cap1

WHY FBIZ?

Tangible Book Value Growth History of Steady, Consistent TBV and Dividend Growth Through Economic Cycles TBV 3YR CAGR = 10% Div/Share 3YR CAGR = 10% 2022 TBV Growth = 9% 6 TBV/Share Div/Share Great Recession & Pandemic Recession '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22 $5 $10 $15 $20 $25 $30 On January 27th, 2023, FBIZ announced a 15% increase in the quarterly common stock dividend

Rate Cycle Consistency TBV above peer in current rate cycle Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $5 billion. 7 Tangible Book Value Change During Current Rate Cycle FBIZ Peer Group Median 09/30/21 12/31/21 03/31/22 06/30/22 09/30/22 12/31/22 10 15 20 25 30 Differentiated Approach Aids TBV Preservation • FBIZ holds a small securities portfolio, and we do not extend maturities to reach for yield • In today’s rising rate environment, this mitigates the impact of mark-to-market adjustments on our Accumulated Other Comprehensive Income (AOCI), a component of equity • In contrast, the median peer bank experienced a 17% decrease in equity capital due to the change in AOCI, almost three times the 6% decrease in AOCI the bank experienced • Over the twelve months ended September 30, 2022, FBIZ’s strong earnings more than offset the decline in AOCI, as tangible book value per share grew 8.0% compared to a decline of 10.4% for median peer banks.

Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $5 billion. 1. Data as of 12/31/2022. Total Shareholder Return Above Peer Group Median Despite recent outperformance, Price/LTM EPS remains below peers 8 Total Shareholder Return FBIZ Peer Group Median S&P 500 Russell 2000 1-Year TSR 3-Year TSR 5-Year TSR (20)% 0% 20% 40% 60% 80% 100% Price/LTM EPS (1) FBIZ Peer Group Median 0.0 2.0 4.0 6.0 8.0 10.0 FBIZ Investment Profile(1) Closing Price $35.09 52-Week High $35.27 52-Week Low $25.70 Common Shares Outstanding 8,467,955 Price/LTM EPS 8.65% Price/Tangible Book Value 125.68% 50 Day Average Daily Volume 20,693 Annualized Dividend $0.79 Dividend Yield 2.25%

ROAE Above Peer Group Median Top Line Revenue Growth and Superior Asset Quality Drives Historically Strong Profitability 9Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $5 billion 1. Peer group data for 2022 represents ROAE for the nine months ended September 30, 2022. Return on Average Equity FBIZ Peer Group Median 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022(1) —% 3% 5% 8% 10% 13% 15% 18% 20%

Drivers of Growth & Profitability

• Robust Loan Growth. Loans, excluding net Paycheck Protection Program (“PPP”) loans, grew $114.2 million, or 19.6% annualized, from the third quarter of 2022 and $230.4 million, or 10.4%, from the fourth quarter of 2021, reflecting balanced growth across the Company’s commercial and industrial (“C&I”) and commercial real estate (“CRE”) portfolios. • Strong Deposit Growth. Total deposits grew to $2.168 billion, increasing 15.5% annualized from the linked quarter and 10.7% from the fourth quarter of 2021. In-market deposits grew to $1.966 billion, up $36.7 million, or 7.6% annualized, from the linked quarter. • Record Net Interest Income. Net interest income grew to a record $27.5 million, increasing $1.6 million, or 6.1%, from the linked quarter and $6.5 million, or 31.2%, from the prior year quarter. This was driven by a combination of 11.6% annualized increase in average loans and leases as well as a record net interest margin of 4.15%. • Exceptional Asset Quality. Continued positive asset quality trends resulted in non-performing assets of $3.8 million, measuring a historic low of 0.13% of total assets and improving from 0.25% of total assets on December 31, 2021. • Tangible Book Value Growth. The Company’s strong earnings generation produced a 17.0% annualized increase in tangible book value per share compared to the linked quarter and 8.6% compared to the prior year quarter. • Dividend Return. The Company announced a 15% increase in quarterly common stock dividend. This increase reflects high-quality earnings growth and a favorable outlook. • Stock Buyback. Effective January 27, 2023, the Company's board of directors authorized the repurchase by the Company of shares of its common stock with a maximum aggregate purchase price of $5.0 million. 11 Fourth Quarter 2022 Highlights Loan growth, net interest margin expansion, and strong asset quality support continued tangible book value growth

Robust Profitability Metrics Net Interest Margin Expansion and Loan Growth Lead to Robust PTPP Adjusted ROAA Net Interest Margin 3.39% 4.01% 4.15% 3.23% 3.89% 3.94% 0.16% 0.12% 0.21% Base net interest margin (1) Recurring, variable components (2) Q4 2021 Q3 2022 Q4 2022 12 1. "Base Net Interest Margin" is a non-GAAP measurement. See appendix for non-GAAP reconciliation schedules. 2. "Recurring, variable components" is defined as fees in lieu of interest, PPP loan interest income, FRB interest income, and FHLB dividend income. 3. "Fees in lieu of interest" (FILOI) is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. 4. Top line revenue (TLR) excludes the impact of PPP loan fee amortization and interest income. 5. Pre-tax, pre-provision return on average assets excludes the impact of PPP loan fee amortization and interest income. Drivers of NIM Change 4.01% 0.03% 0.01% 0.75% 0.07% (0.73)% —% 4.15% 3Q 22 N IM ST In ve st m en ts Se cu rit ie s Lo an s FI LO I (3) De po sit s Bo rr ow in gs 4Q 22 N IM NIM, Yields, and Costs 5.55% 3.95% 4.51% 3.73% 3.14% 3.69% 2.40% 1.99% 1.76% 1.42% 0.54% 0.45% Average Loan Yield Net Interest Margin Securities Yield Cost of Funds (5) Q4 2019 Q3 2020 Q4 2020 $ (T ho us an ds ) Robust Profitability $27,467 $34,009 $34,417 TLR (4) PTPP ROAA (5) Q4 2021 Q3 2022 Q4 2022 $10,000 $20,000 $30,000 $40,000 0.00% 0.50% 1.00% 1.50% 2.00% 2.50%

Margin Expands on Positive Beta Differential and Match-Funded Balance Sheet Cumulative Earning Asset Beta Exceeds Funding Beta 13 NIM, Yields, and Costs 5.55% 3.95% 4.51% 3.73% 3.14% 3.69% 2.40% 1.99% 1.76% 1.42% 0.54% 0.45% Average Loan Yield Net Interest Margin Securities Yield Cost of Funds (5) Q4 2019 Q3 2020 Q4 2020 A dj us te d M ar gi n Fed Funds R ate Impact of Increasing Rates Base Net Interest Margin (1) Average Effective Fed Funds Rate (2) Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% —% 0.80% 1.60% 2.40% 3.20% 4.00% Fe d Fu nd s Cumulative Interest Rate Cycle Beta Earning Asset Beta Total Bank Funding Beta Q4 2022 vs Q4 2021 —% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 1. "Base Net Interest Margin" is a non-GAAP measurement. See appendix for non-GAAP reconciliation schedules. 2. Board of Governors of the Federal Reserve System (US), Effective Federal Funds Rate [DFF]. Retrieved from FRED, Federal Reserve Bank of St. Louis. Represents average daily rate.

14 Deposit-Centric Strategy Key to Growth Ability to Generate Double-Digit Loan Growth Supported by History of Strong Deposit Growth 1. Deposits defined as total deposits less wholesale deposits. Period end balances are presented. M ill io ns Deposit Growth History (1) DDA IB DDA MMA CD '18 '19 '20 '21 '22 $0 $500 $1,000 $1,500 $2,000 $2,500 • Deposit growth one of four major strategies from 5-year strategic plan launched in 2019 • Deposit-centric sales strategy led by treasury management sales located in all bank markets with direct production and outside calling goals • Lenders trained to fund their loan production with deposit growth goals • Deposit-focused individual BDO incentive compensation and bank level bonus plans 5YR CAGR = 11.4% DDA 4-Year CAGR = 18% Total Deposits 4-Year CAGR = 14% M ill io ns Deposit Growth History (1) DDA IB DDA MMA CD 9/30/2022 12/31/2022 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500

Diversified Lending Growth Continuing to grow higher yielding C&I lending mix 15 Th ou sa nd s Net Loan Growth Q4 2021 $82,268 $1,739 $20,236 $18,844 $11,304 $10,884 $6,167 $1,819 Commercial Lending Private Wealth Asset- Based Lending Accounts Receivable Financing SBA Lending Equipment Finance Floorplan Financing Other $— $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 Net Deposit Growth $52,399 $(49,768) $53,062 $(1,682) DDA IB DDA MMA CD $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Specialized Lending Mix % of Total Loans Long-Term Goal 3Q20 4Q20 1Q21 2Q21 3Q21 10% 15% 20% 25% 30% 1. Specialized Lending includes Asset-Based Lending, Accounts Receivable Financing, SBA Lending, Vendor Finance, and Floorplan Financing. Th ou sa nd s Loan Growth (YOY) (1) $121,601 $3,183 $43,368 $19,651 $5,211 $60,748 $16,220 $(458) Commercial Lending Private Wealth Asset- Based Lending Accounts Receivable Financing SBA Lending Equipment Finance Floorplan Financing Other $— $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 M ill io ns Loan Growth History (1) CRE C&I All Other '18 '19 '20 '21 '22 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 1. Period end balances excluding PPP loans are presented. 2. Average balances excluding PPP loans are presented. 3. Excluding the impact of PPP loan fees and interest income YOY Growth = 13.1% 3 Year CAGR = 11% Continued Growth in Higher Yielding C&I Lending (2) C&I Loan Mix C&I Lending Yield(3) CRE and Other Yield Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 —% 2.00% 4.00% 6.00% 8.00% 10.00% 20.00% 22.50% 25.00% 27.50% 30.00% 32.50% 35.00%

Exceptional Asset Quality Non-Performing Assets/Total Assets at Lowest Levels In 20 Years 16 M ill io ns NPA FBIZ NPA/TA Peer NPA/TA 4Q21 1Q22 2Q22 3Q22 4Q22 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 0.45% Note: Peer group defined as publicly-traded bank with total assets between $1 billion and $5 billion. M ill io ns SBA Legacy Performing On-Balance Sheet Loans 2017 2018 2019 2020 2021 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0

M ill io ns $32.5 $39.1 $41.2 $48.2 FYE 2019 FYE 2020 FYE 2021 FYE 2022 $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 $90.0 $105.0 $120.0 $135.0 Balanced and Steady Growth Operating Fundamentals Demonstrate Earnings Power 17 Note: Net interest income is the sum of "Pure Net Interest Income" and "Fees in Lieu of Interest". Non-interest income is the sum of "Trust Fee Income", "Other Fee Income", "Service Charges", "SBA Gains", and "Swap Fees". 1. "Pure Net Interest Income" and "Net Operating Income" are non-GAAP measurements. See appendix for non-GAAP reconciliation schedules. 2. "Net Tax Credits" represent managements estimate of the after-tax contribution related to the investment in tax credits as of the reporting period disclosed. 3. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. Net Operating Income 3YR CAGR = 14% M ill io ns $10.8 $13.1 Q4 2021 Q4 2022 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0

18 Positive Operating Leverage Ability to grow revenues faster than expenses outpaces peer group Loan vs. Deposit Growth FBIZ Loan Growth(1) FBIZ Deposit Growth(2) '19 '20 '21 0% 5% 10% 15% 20% 25% Note: Peer group defined as publicly-traded bank with total assets between $1 billion and $5 billion. 5YR CAGR = 11.4% Operating Leverage FBIZ Peer Group Median 2019 2020 2021 9/30/22 TTM (4)% (2)% —% 2% 4% 6% 8% 10% • Operating leverage is defined as the percent growth in operating revenue less the percent growth in operating expenses. • We believe our focus on strategic initiatives directed toward revenue growth and operating efficiency through use of technology will continue to generate positive annual operating leverage. • Initiatives include: ◦ Expanding higher-yielding C&I lending business lines. ◦ Increasing our commercial banking market share outside of Madison. ◦ Scaling our private wealth management business in our less mature commercial banking markets.

STRATEGIC PLAN

FBIZ Strategic Plan 2019-2023 4 Strategies Designed to Navigate the Company over a 5-Year Time Horizon 20

FBIZ Strategic Plan 2019-2023 Proven execution of strategic objectives 21 Goal Actual 2019 Actual 2020 Actual 2021 Actual 2022 Strategic Plan Return on average common equity 12.55% 8.64% 16.21% 16.79% 13.50% Return on average assets 1.14% 0.70% 1.37% 1.46% 1.15% Top line revenue growth 9.10% 11.50% 8.41% 13.38% ≥ 10% per year In-market deposits to total bank funding 75.50% 74.80% 82.88% 76.07% ≥ 75% Fee income ratio 25.10% 25.90% 24.92% 23.02% 25% Employee engagement 1 82% 91% 87% 87% ≥ 80% Client satisfaction 1 93% 96% 93% 95% ≥ 90% 1. Surveys conducted annually. Results represent the 2022 survey.

APPENDIX SUPPLEMENTAL DATA & NON-GAAP RECONCILIATIONS

COMPANY OVERVIEW

24 Offerings Designed Exclusively for Business and Wealth Management Services that meet the evolving needs of our growing client base

Superior Client Satisfaction Rating Excellent Employee Satisfaction Drives Superior Client Satisfaction 25 *NPS benchmarks reported in “The State of B2B Account Experience: B2B NPS & CX Benchmarking Report,” CustomerGauge, 2021 NPS benchmarks reported in “The State of B2B Account Experience: B2B NPS & CX Benchmarking Report,” CustomerGauge, 2021. **First Business Bank Annual Client Survey conducted by Dr. Moses Altsech, May/June 2022. Note: Net promoter score assesses likelihood to recommend on an 11-point scale, where detractors (scores 0-6) are subtracted from promoters (scores 9-10), while passives (scores 7-8) are not considered. The score ranges from -100 to +100. Striving for Continuous Improvement • Net Promoter Score is the most widely used measure of likelihood to recommend a company to others • Anonymous survey conducted annually by a third party to assess client satisfaction • Allows us to compare our performance against other leading financial institutions

26 ESG Framework Environmental, social, and governance practices are integrated into our core business strategy • • • • Branch-lite model with only one location in each of the banking markets we serve • Support hybrid and remote work options to reduce carbon emissions related to commuting (even prior to COVID) • Reduced paper usage via implementation of Docusign • Minimal technology eco-footprint by continued use of state-of-the art technology to minimize power consumption • Received the 2022 top workplaces USA award • CEO performance goals include furthering DEI and ESG initiatives • Increased advisory board diversity (to over 40%) to enhance our business development efforts with a diverse client base in all markets • Provide all employees with 8 hours of paid time to support volunteer efforts and give back to their communities in a meaningful way of their choosing • Corporate Governance and Nominating Committee monitors key governance structure risks, effectiveness of the Board DEI policy practices and strategies, and oversight of the overall ESG program. • To ensure alignment with the Company's ESG principles, responsibility for Board delegated ESG risks and opportunities are defined in all committee charters • Commitment to board diversity – 30% female and 10% ethnic or racial directors and 50% of standing committees chaired by female directors. • 90% director independence, and 100% committee membership independence

APPENDIX Products & Services

Product Profile • Target small to medium-sized companies • Lines of credit and term loans focused on businesses with annual sales of up to $75.0 million Technology Initiatives • Deploying client portal that enables easy and secure communications and document exchanges M ill io ns Portfolio Analysis CRE Avg Balances Average Yield 4Q21 1Q22 2Q22 3Q22 4Q22 $0 $400 $800 $1,200 $1,600 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% M ill io ns Gross Revenue Interest Income Fee Income 4Q21 1Q22 2Q22 3Q22 4Q22 $0 $5 $10 $15 $20 $25 Note: Loan balances exclude PPP loans and represent quarterly average data. 28 Commercial Real Estate Lending Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

Product Profile • Target small and medium companies in a variety of industries • Financings range from $250,000 to $10 million Technology Initiatives • Deploying client portal that enables easy and secure communications and document exchanges M ill io ns Portfolio Analysis All Other C&I Lending Asset-Based Lending Equipment Finance Accounts Receivable Financing Floorplan Financing Average Yield 4Q21 1Q22 2Q22 3Q22 4Q22 $0 $250 $500 $750 $1,000 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% M ill io ns Gross Revenue Interest Income Fee Income 4Q21 1Q22 2Q22 3Q22 4Q22 $0 $5 $10 $15 $20 $25 Note: Loan balances exclude PPP loans and represent quarterly average data. 29 C&I Lending Diversified commercial product offerings target companies nationwide

Diversified Lending Products Double digit loan growth driven by stellar performance across all areas of the bank 30 Th ou sa nd s Net Loan Growth Q4 2021 $82,268 $1,739 $20,236 $18,844 $11,304 $10,884 $6,167 $1,819 Commercial Lending Private Wealth Asset- Based Lending Accounts Receivable Financing SBA Lending Equipment Finance Floorplan Financing Other $— $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 $175,000 Net Deposit Growth $52,399 $(49,768) $53,062 $(1,682) DDA IB DDA MMA CD $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Specialized Lending Mix % of Total Loans Long-Term Goal 3Q20 4Q20 1Q21 2Q21 3Q21 10% 15% 20% 25% 30% 1. Specialized Lending includes Asset-Based Lending, Accounts Receivable Financing, SBA Lending, Vendor Finance, and Floorplan Financing. Th ou sa nd s n ual Period E Lo Growth $115,056 $2,978 $29,982 $6,661 $(6,514) $83,047 $1,936 $(3,636) Commercial Lending Private Wealth Asset-Based Lending Accounts Receivable Financing SBA Lending Equipment Finance Floorplan Financing Other $— $50,000 $100,000 $150,000 $200,000 $250,000 M ill io ns Loan Growth History (1) All Other Lending Specialized Lending Conventional C&I '18 '19 '20 '21 Q3 2022 $0 $500 $1,000 $1,500 $2,000 $2,500 YOY Growth = 10.4% 3 Year CAGR = 11% Total Loan Breakdown 63% 35% 2% CRE C&I All Other Commercial Real Estate Breakdown 17% 45% 3% 11% 23% 1% CRE-OO CRE-NOO Land Development Construction Multi-family 1-4 Family C&I Breakdown by Product 43% 19% 22% 6% 8% 2% All Other C&I Lending Asset-Based Lending Equipment Finance Floorplan Finance Accounts Receivable Financing SBA Lending Note: Loan balances exclude PPP loans and represent ending balance data as of 12/31/2022.

Product Profile • Target small to medium-sized companies in our Wisconsin, Kansas, and Missouri markets • Comprehensive services for commercial clients to manage their cash and liquidity, including lockbox, accounts receivable collection services, electronic payment solutions, fraud protection, information reporting, reconciliation, and data integration solutions Technology Initiative • Implemented a solution that auto-archives treasury management documentation which has immediately generated labor savings M ill io ns Funding Mix Non-Transaction Accounts Transaction Accounts Bank Wholesale Funding Cost of Funds 4Q21 1Q22 2Q22 3Q22 4Q22 $0 $1,000 $2,000 $3,000 0.00% 0.50% 1.00% 1.50% 2.00% M ill io ns Fee Revenue 4Q21 1Q22 2Q22 3Q22 4Q22 $0.25 $0.5 $0.75 $1 $1.25 $1.5 Note: Funding mix represents quarterly average balance data. Transaction Accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts. Bank Wholesale Funding includes brokered deposits, deposits gathered through internet listing services and FHLB advances. Non-Transaction Accounts includes in-market CDs and money market accounts. "Cost of Funds" is a non-GAAP measure. See appendix for non-GAAP reconciliation schedules. 31 Treasury Management Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint M ill io ns Analyzed Charges 4Q21 1Q22 2Q22 3Q22 4Q22 $1 $1.1 $1.2 $1.3 $1.4 Q4 decrease due to higher earnings credit in the current rate environment partially offset by increase in analyzed charges M ill io ns Fee Revenue and Analyzed Charges TM fees Analyzed Charges 4Q21 1Q22 2Q22 3Q22 4Q22 $0.5 $0.75 $1 $1.25 $1.5

Product Profile • Fiduciary and investment manager for individual and corporate clients, creating, and executing asset allocation strategies tailored to each client’s unique situation • Holds full fiduciary powers and offers trust, estate, financial planning, and investment services, acting in a trustee or agent capacity as well as Employee Benefit/Retirement Plan services • Also includes brokerage and custody-only services, for which we administer and safeguard assets but do not provide investment advice Technology Initiative • Implementing client portal for new client onboarding M ill io ns Assets Under Management & Administration Private Wealth Employee Benefits Other 4Q21 1Q22 2Q22 3Q22 4Q22 $0 $1,000 $2,000 $3,000 $4,000 M ill io ns Fee Revenue 4Q21 1Q22 2Q22 3Q22 4Q22 $0 $1 $2 $3 $4 Note: Total Assets Under Management & Administration represent period-end balances. 32 Private Wealth Management Wealth Management Services for Businesses, Executives, and High Net Worth Individuals

APPENDIX Non-GAAP Reconciliations

“Base Net Interest Margin” is a non-GAAP measure representing net interest income excluding the fees in lieu of interest and other recurring, but volatile, components of net interest margin divided by average interest-earning assets less average net PPP loans, if any, and other recurring, but volatile, components of average interest-earning assets. Fees in lieu of interest are defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. In the judgment of the Company’s management, the adjustments made to net interest income allow investors and analysts to better assess the Company’s net interest income in relation to its core client-facing loan and deposit rate changes by removing the volatility that is associated with these recurring but volatile components. The information provided below reconciles the net interest margin to its most comparable GAAP measure. For the Three Months Ended (Dollars in Thousands) December 31, 2021 September 30, 2022 December 31, 2022 Interest income $ 23,576 $ 31,786 $ 38,319 Interest expense 2,652 5,902 10,867 Net interest income(a) 20,924 25,884 27,452 Less fees in lieu of interest 1,700 807 1,318 Less PPP loan interest income 134 11 5 Less FRB interest income and FHLB dividend income 179 445 613 Adjusted net interest income(b) $ 18,911 $ 24,621 $ 25,516 Average interest-earning assets(c) $ 2,472,013 $ 2,582,945 $ 2,649,149 Less Average PPP loans 52,923 4,505 2,133 Less Average FRB cash and FHLB stock 71,939 45,351 50,522 Less Average non-accrual loans and leases 6,796 4,416 3,591 Adjusted average interest-earning assets(d) $ 2,340,355 $ 2,528,673 $ 2,592,903 Net interest margin(a / c) 3.39% 4.01% 4.15 % Base net interest margin(b / d) 3.23% 3.89% 3.94% 34 Base Net Interest Margin Non-GAAP Reconciliation

"Pure Net Interest Income" is defined as net interest income less fees in lieu of interest. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our net interest margin. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net interest income, which is the most directly comparable GAAP financial measure. For the Year Ended (Dollars in Thousands) December 31, 2019 December 31, 2020 December 31, 2021 December 31, 2022 Net interest income $ 69,856 $ 77,071 $ 84,662 $ 98,422 Less fees in lieu of interest 6,479 9,315 11,160 5,283 Pure net interest income (non-GAAP) $ 63,377 $ 67,756 $ 73,502 $ 93,139 35 Pure Net Interest Income Non-GAAP Reconciliation

"Net Operating Income" is a non-GAAP financial measure. We believe net operating income allows investors to better assess the Company’s operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net income, which is the most directly comparable GAAP financial measure. (Dollars in thousands) December 31, 2019 December 31, 2020 December 31, 2021 December 31, 2022 Net income $ 23,324 $ 16,978 $ 35,755 $ 40,858 Less income tax expense (1,175) (1,327) (11,275) (11,386) Less provision for loan and lease losses (2,085) (16,808) 5,803 3,868 Income before taxes and provision for loan and lease losses (non-GAAP) 26,584 35,113 41,227 48,376 Less non-operating income Net gain on sale of state tax credits — 275 — — BOLI death benefit — — — 809 Net (loss) gain on sale of securities (46) (4) 29 — Total non-operating income (non-GAAP) (46) 271 29 809 Less non-operating expense Net loss on foreclosed properties 224 383 15 49 Amortization of other intangible assets 40 35 25 — BOLI death benefit — — — 809 SBA recourse (benefit) provision 188 (278) (76) (188) Tax credit investment impairment (recovery) 4,094 2,395 — (351) Loss on early extinguishment of debt — 744 — — Total non-operating expense (non-GAAP) 4,546 3,279 (36) 319 Add net tax credit benefit (non-GAAP) 1,352 969 — 338 Net operating income $ 32,528 $ 39,090 $ 41,162 $ 48,224 36 Net Operating Income Non-GAAP Reconciliation